EXHIBIT 99.6

                        EMB CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)


The following unaudited Pro Forma consolidated Statements have been derived from the unaudited consolidated financial statements of EMB Corporation (A), an inactive public company, for the year ended September 30, 2001, the unaudited financial statements of First Guaranty Financial Corporation (B) for the year ended September 30, 2001 and the unaudited financial statements of Saddleback Investment Services, Inc. (dba American National Mortgage) (C) for the year ended October 31, 2001.

The unaudited Pro Forma consolidated Statements of Operations and financial conditions reflects the acquisition of C (non-public company) by A (a public company) on July 23, 2001 in an acquisition using purchase method of accounting and assumes that such acquisition was consummated as of October 1, 2000, for purposes of presentation of the Pro Forma Statement of Operations for the year ended September 30, 2001. The purchase was consummated by issuing 500,000 shares of common stock valued at $35,000 and incurrence of a $100,000 loan by A to the shareholders of C and exchanging of 500,000 preferred stock of A with 100,000 preferred stock of C valued at$35,000.

The unaudited Pro Forma Statements of Operations reflect the acquisition of A (a reporting company) by B (a previously nonoperational, nonpublic company) on September 30, 2001 in a reverse acquisition. The reverse acquisition constitutes a change in reporting entity for accounting purposes. This reverse acquisition is considered to be a capital transaction (i.e. issuance of stock by (A) accompanied by a recapitalization). The Pro Forma Consolidated Financial Statements reflect the assets and liabilities of B are their historical cost. The purchase was consummated by issuing 5,000,000 shares of common stock valued at $500,000 and incurrence of a $500,000 loan by B to the shareholders of C and swaping of 2,000,000 shares of preferred stock of A with 100,000 preferred stock of B valued at $200,000.

The unaudited Pro Forma consolidated Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B & C and the Notes to the financial statements. The Pro Forma consolidated Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of B & C had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable


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

                            EMB CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                       (UNAUDITED)


                                             EMB             Saddleback
                                         (Historical)       (Historical)     Adjustment
                                         ------------       ------------    ------------
Revenue                                  $       --         $    411,806    $       --

Operating expenses                            621,562            316,152            --
                                         ------------       ------------    ------------

Income (Loss) from operations                (621,562)            95,654            --

Equity in loss of investee                 (1,847,144)              --              --
Loss on discontinued operation               (130,851)              --              --
Imapirement of equity investment             (755,356)              --              --
Litigation accrual and settlement exp      (2,223,649)              --              --
Other Income (expense)                       (130,473)           (10,532)           --
                                         ------------       ------------    ------------

                                           (5,709,035)            85,122            --

Provision for taxes                              (800)           (21,800)           --
                                         ------------       ------------    ------------
NET INCOME (LOSS)                        $ (5,709,835)      $     63,322            --
                                         ============       ============    ============


EARNINGS PER SHARE

   Basic Weighted -average number of
   shares outstanding


   Basic - Net loss per share


   Diluted Weighted -average number of
   shares outstanding


   Diluted - Net loss per share


Table continues on following page.

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                                 EMB CORPORATION AND SUBSIDIARIES
                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                            (UNAUDITED)
                                            (Continued)


                                           Combined
                                         EMB & sub. &   First Guaranty
                                          Saddleback     (Historical)     Adjustment       Combined
                                         ------------    ------------    ------------    ------------

Revenue                                  $    411,806    $  9,253,502    $       --      $  9,665,308

Operating expenses                            937,714       8,975,527            --         9,913,241
                                         ------------    ------------    ------------    ------------

Income (Loss) from operations                (525,908)        277,975            --          (247,933)

Equity in loss of investee                 (1,847,144)           --              --        (1,847,144)
Loss on discontinued operation               (130,851)           --              --          (130,851)
Imapirement of equity investment             (755,356)           --              --          (755,356)
Litigation accrual and settlement exp      (2,223,649)           --              --        (2,223,649)
Other Income (expense)                       (141,005)           --              --          (141,005)
                                         ------------    ------------    ------------    ------------

                                           (5,623,913)        277,975            --        (5,345,938)

Provision for taxes                           (22,600)        (12,648)           --           (35,248)

                                         ------------    ------------    ------------    ------------
NET INCOME (LOSS)                        $ (5,646,513)   $    265,327    $       --      $ (5,310,690)
                                         ============    ============    ============    ============


EARNINGS PER SHARE

   Basic Weighted -average number of
   shares outstanding                                                                      16,706,944(1)
                                                                                         ============

   Basic - Net loss per share                                                            $     (0.34)(1)
                                                                                         ============

   Diluted Weighted -average number of
   shares outstanding                                                                      19,206,944(2)
                                                                                         ============

   Diluted - Net loss per share                                                          $     (0.28)(3)
                                                                                         ============


NOTES:

(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of September 30, 2001 and the shares isuued for acquistion as if outstanding as of the beginning of the year.

(2) Diluted weighted -average number of shares outstanding includes 2,000,000 convertible preferred stock issued on acquisition of First Guaranty, 500,000 convertible preferred stock issued on acquisition of Saddleback
     Investment Services, Inc.

(3) Preferred stock are anti-dilutive but have been included in calculation of diluted loss per share for analysis purpose.


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                   PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
                                   AS OF SEPTEMBER 30, 2001
                                          (UNAUDITED)


                                                     EMB          Saddleback
                                                 (Historical)    (Historical)     Adjustment
                                                 ------------    ------------    ------------
             ASSETS

Current Assets
     Cash & cash equivalents                     $       --      $     97,032    $       --
     Accounts receivable                                 --            94,645            --
     Investment in First Guaranty                   1,200,000            --              --
     Investment in Saddleback                         170,000            --          (170,000)(1)
     Land held for sale                                  --           176,452            --
     Note receivable                                  103,404            --              --
     Deposits & other assets                            1,750            --              --
                                                 ------------    ------------    ------------
                                                    1,475,154         368,129        (170,000)

Restricted assets                                        --              --              --
Property & Equipment                                   47,161          11,818          (11818)(2)
Investment - Property                                    --           295,000         (228416)(2)
Investment - Stock                                  1,377,000         190,000         (190000)(3)
Deferred tax credit                                      --              --              --   (2)
Deposits & other assets                                63,141             500            (500)(2)
                                                 ------------    ------------    ------------
TOTAL ASSETS                                     $  2,962,456    $    865,447    $   (600,734)
                                                 ============    ============    ============


LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts Payable                             $      8,463    $       --      $       --
    Accrued Expenses                                2,635,635           2,504            --
    Warehouse line of credit                             --           176,452            --
    Credit Line                                          --            38,957            --
    Loans Payable -current                               --              --              --
    Note Payable                                      818,219            --              --
    Note Payable -related parties                     898,447            --              --
    Net liabilities of discontinued O4,582,757      4,582,757            --              --
    Convertible debt                                  848,109            --              --
    Income tax payable                                   --            21,800            --
                                                 ------------    ------------    ------------
                                                    9,791,630         239,713            --
                                                 ------------    ------------    ------------

Long term liabilities
    Deferred Tax Liability                            226,474            --              --
    Long-term debt                                       --            60,000            --
                                                 ------------    ------------    ------------
    Total liabilities                              10,018,104         299,713            --
                                                 ------------    ------------    ------------


Stockholders' equity;

  Common stock                                     24,466,000          10,000         (10,000)(1)

  Preferred Stock                                     235,000         190,000        (190,000)(1)
  Additional paid-in capital                             --           382,438        (382,438)(1)
  Treasury stock                                         --              --           (35,000)(3)
  Retained earnings (deficit)                     (31,756,648)        (16,704)         16,704
                                                 ------------    ------------    ------------

     Total stockholders' equity                    (7,055,648)        565,734        (600,734)
                                                 ------------    ------------    ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                             $  2,962,456    $    865,447    $   (600,734)
                                                 ============    ============    ============


Table continues on following page.

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                           PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
                                           AS OF SEPTEMBER 30, 2001
                                                  (UNAUDITED)
                                                  (Continued)


                                                   Combined
                                                 EMB & sub. &   First Guaranty
                                                  Saddleback     (Historical)    Adjustment       0   Combined
                                                 ------------    ------------    ------------       ------------
             ASSETS

Current Assets
     Cash & cash equivalents                     $     97,032    $    481,904    $       --         $    578,936
     Accounts receivable                               94,645         387,584            --              482,229
     Investment in First Guaranty                   1,200,000            --        (1,200,000)(4)           --
     Investment in Saddleback                            --              --              --                 --
     Land held for sale                               176,452      40,339,934            --           40,516,386
     Note receivable                                  103,404            --              --              103,404
     Deposits & other assets                            1,750            --              --                1,750
                                                 ------------    ------------    ------------       ------------
                                                    1,673,283      41,209,422      (1,200,000)        41,682,705

Restricted assets                                        --           132,387            --              132,387
Property & Equipment                                   47,161         130,120            --              177,281
Investment - Property                                  66,584            --              --               66,584
Investment - Stock                                  1,377,000         200,000        (200,000)(6)      1,377,000
Deferred tax credit                                      --           340,000        (340,000)(7)              0
Deposits & other assets                                63,141            --              --               63,141
                                                 ------------    ------------    ------------       ------------
TOTAL ASSETS                                     $  3,227,169    $ 42,011,929    $ (1,740,000)      $ 43,499,098
                                                 ============    ============    ============       ============


LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts Payable                             $      8,463    $    439,766    $       --         $    448,229
    Accrued Expenses                                2,638,139         192,057            --            2,830,196
    Warehouse line of credit                          176,452      40,339,934            --           40,516,386
    Credit Line                                        38,957            --              --               38,957
    Loans Payable -current                               --            66,418            --               66,418
    Note Payable                                      818,219            --              --              818,219
    Note Payable -related parties                     898,447            --              --              898,447
    Net liabilities of discontinued O4,582,757      4,582,757            --              --            4,582,757
    Convertible debt                                  848,109            --              --              848,109
    Income tax payable                              21,800.00          12,648            --               34,448
                                                 ------------    ------------    ------------       ------------
                                                   10,031,343      41,050,823            --           51,082,166
                                                 ------------    ------------    ------------       ------------

Long term liabilities
    Deferred Tax Liability                            226,474            --          (226,474)(7)              0
    Long-term debt                                     60,000          92,222            --              152,222
                                                 ------------    ------------    ------------       ------------
    Total liabilities                              10,317,817      41,143,045        (226,474)        51,234,388
                                                 ------------    ------------    ------------       ------------


Stockholders' equity;

  Common stock                                     24,466,000         170,997        (170,997)(4)      1,670,700

                                                                                                    (22,795,300)(5)
  Preferred Stock                                     235,000         200,000        (200,000)(4)        235,000
  Additional paid-in capital                             --         1,532,344      (1,532,344)(4)           --
  Treasury stock                                      (35,000)           --          (200,000)(6)       (235,000)
  Retained earnings (deficit)                     (31,756,648)     (1,034,457)     23,385,115         (9,405,990)
                                                 ------------    ------------    ------------       ------------

     Total stockholders' equity                    (7,090,648)        868,884      (1,513,526)        (7,735,290)
                                                 ------------    ------------    ------------       ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                             $  3,227,169    $ 42,011,929    $ (1,740,000)      $ 43,499,098
                                                 ============    ============    ============       ============

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            PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
                            AS OF SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                   (Continued)


(1) Elimination of Investment account in the EMB's books and various equity accounts in Saddleback Investment.

(2) Adjustment of negative goodwill against non-current assets of the subsidiary (Saddleback) on acquisition.

(3) Recording of preferred stock of EMB contributed to Saddleback at the date of acquisition as treasury stock and elimination of such stock as "investments in marketable securities" in the books of Saddleback.

(4) Elimination of Investment account in EMB's books and various equity accounts in First Guaranty Investment.

(5) Recapitalization of EMB's stock at fair value on 9-30-2001 at $0.10 per share and adjustment of retaind earnings on the acquisition.

(6) Recording of preferred stock of EMB contributed to the First Guaranty at the date of acquisition as treasury stock and elimination of such stock as "investments in marketable securities" in the books of First Guaranty.

(7)  Elimination of deferred tax asset and liability for consolidation purpose.